Q1 2016 INVESTOR PRESENTATION

MAY 9, 2016



WE EXIST TO MAKE THE WORLD SOUND BETTER.

dts®
LISTEN

SAFE HARBOR

During this presentation, management may make forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended. Words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," variations of such words and similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature. Such statements are subject to known and unknown risks, uncertainties or other factors that may cause the company's actual results to be materially different from historical results or any results expressed or implied during this presentation. Information regarding risks and uncertainties that could cause actual results to differ materially and more detailed disclosures concerning the risks facing our business may be found in periodic reports that we file with the SEC including DTS' most recent forms 10-K and 10-Q, available at www.sec.gov. The information in this presentation related to projections or other forward-looking statements, including, but not limited to, statements regarding future financial or operating performance are based on current expectations and we expressly disclaim any responsibility to update forward-looking statements should circumstances change. Forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Reconciliation of GAAP to Non-GAAP financial measures can be found on the Investor Relations section of our website at **www.dts.com**.

DTS, INC. 3/31/16 SNAPSHOT

Stock/Financial Information

Price per share	$21.78
90 Day Avg. Volume	72,616
Shares O/S	17.5M
Market Cap	$387M
Cash & Investments	$57.4M
OCF Year-to-Date	$5.6M

2016E Revenue Breakdown by Market


<40%
~45%
<15%
Home
Mobile
Automotive

Revenue 2015A vs. 2016E


$180M - $190M
$138M
2015A
2016E

FY Financial Highlights and 2016 Outlook
($ Millions, except per share data)

	2013	2014	2015	2016E
Revenue	$125.1	$143.9	$138.2	$180-$190
EPS – GAAP	$0.86	$1.55	$(0.71)**	$0.70-$0.85
EPS – Non-GAAP*	$1.07	$1.55	$1.17**	$2.10-$2.25

*Excludes the impact of certain items and the related tax effects, including stock-based compensation costs, amortization of intangible assets, change in fair value of contingent consideration, impairment of intangibles, acquisition and integration costs, restructuring and realignment costs, and certain legal costs, as applicable. The Company's 2013 tax rates were subject to significant volatility while management worked to address a three year cumulative tax loss situation in the U.S. For Non-GAAP purposes, the Company is utilizing a normalized rate of 30% in 2016, 2015, 2014 and 2013

**Includes $4.6 million in revenue, $8.8 million operating expenses and $0.9 million in cost of goods sold from iBiquity

DTS MARKET DRIVERS

	Drives
Innovative Technology	ASP
Content	# of Licensed Units
Broad IC and OEM Footprint	# of Licensed Units
Large Market Opportunity	# of Licensed Units
Scalable Business Model	Operating Margin

Home | Mobile | Automotive → Revenue Growth

dts

CORE REVENUE MARKETS

Home

TVs
Blu-ray stand alone players
AVRs
Soundbars
Wireless speakers
Game consoles
Set-top-boxes



Mobile

Smartphones
Tablets
PCs
Gaming Headsets



Automotive

Auto-head units



Note: See Appendix A for old-to-new market definitions

HOME

(TVs, Wireless Speakers, Soundbars, Consoles, Blu-ray, etc.)

Target Opp.	Expansion of Play-Fi Ecosystem	Advanced Processing TVs/Soundbars
ASP Expansion	Play-Fi modules drive higher revenue	DTS:X/Headphone:X enable advanced functionality
Licensed Units	Play-Fi on more devices (AVRs, Set-top-boxes)	Broader implementation across lower priced devices
TAM	TAM = ~40M units Targeting ~10% penetration	TAM = ~250M units Targeting ~60% penetration


Target Opportunity
$90M
$110M-$120M
2015A
2016E – 2020E
2020E

Q1 2016 Highlights

- Play-Fi design wins with speaker manufacturers including SVS Sound and Voxx International
- 60 plus products to support DTS:X by the end of 2016
- *Allegiant* from the *Divergent* series released in DTS:X in the cinema
- FandangoNOW users can also enjoy DTS enabled content
- *The Big Short* and *Daddy's Home* in DTS:X now on Blu-ray


THE BIG SHORT

VOXX International Corporation

FANDANGONOW

dts

MOBILE

(Phone, Tablet, Accessories and PC)

	Increasing Penetration in Large Market	Virtual Reality Products
Target Opp.	Increasing Penetration in Large Market	Virtual Reality Products
ASP Expansion	End-to-end audio solutions offer higher value	Headphone:X for VR adds key functionality
Licensed Units	DTS enabled content drives demand	Growth in VR drives demand for mobile products
TAM	TAM = ~2B units Targeting ~25% penetration	TAM = ~13M VR capable PCs and ~48M mobile phones*


Target Opportunity
$20M
$60M-$70M
2015A
2016E – 2020E
2020E

Q1 2016 Highlights

- Acer's Liquid Jade 2 announced at Mobile World Congress with Headphone:X and Play-Fi technology
- Headphone:X on Mediatek's new flagship IC expands customer base opportunity
- 15 different mobile devices with DTS solutions to launch over the next few months

MEDIATEK



*JP Morgan Research 4/12/16

AUTOMOTIVE

Auto Head Units

Target Opp.	Expand U.S. Penetration	Geographic Expansion & Hybrid Radio
ASP Expansion	DTS portfolio adds increased functionality Value-added services	DTS portfolio adds increased functionality Value-added services
Licensed Units	Continued design wins	Expand into Canada, Mexico and beyond
TAM	TAM = ~17M units Targeting ~60% penetration	TAM = ROW ~80M units CAN, MEX ~3M units


Target Opportunity
$100M-$110M
$20M*
2015A
2016E – 2020E
2020E

*includes only one partial quarter of HD Radio revenue

Q1 2016 Highlights

- New models from Audi, Hyundai, Kia, Lexus, Toyota, and Alfa Romeo with HD Radio
- The Acura NSX will feature DTS Neural Surround technology and HD Radio


NSX

DTS LONG-TERM MODEL

2020E Non-GAAP* Financial Targets	
Revenue	$270- $300M
Operating Income	$105M - $135M
Operating Margin	40% - 45%
EPS**	$4.50 - $5.85

**Assumes18M outstanding share count

Operating Cash Flow
$100M+

Attractive Effective Tax Rate (20-25%)
Minimal Capex Requirements

*Please refer to the investor relations website for Non-GAAP reconciliations

2016 NON-GAAP* RESULTS AND OUTLOOK

	Annual			Quarterly		
	FY 2016E	FY 2015A	YoY Change	Q1 2016	Q1 2015	YoY Change
Revenue	$180M-$190M	$138.2M	30%-37%	$45.2M	$33.9M	33%
Operating Income	$54M - $67M	$32.5M	66%-106%	$11.5M	$7.3M	58%
Operating Margin	30%-35%	23%	30%-52%	25%	21%	19%
EPS	$2.10-$2.25	$1.17	79%-92%	$0.41	$0.27	52%

*Non-GAAP reconciliations can be found in the appendix of the earnings release dated 5/9/16

APPENDIX A: REVISED MARKETS

Previous Market Definitions

Broadcast
Set-top-boxes

Home AV
AVRs
Soundbars

Blu-ray
Stand-alone players
Game consoles

Network-Connected
TV
Smartphones & Tablets
PCs
Wireless Speakers

Auto
Head units

New Market Definitions

Home
TV
Blu-ray players
AVRs
Wireless speakers
Game consoles
Set-top-boxes
Soundbars

Mobile
Smartphones & Tablets
PCs
Gaming Headsets

Auto
Head Units

Q1 2016 INVESTOR PRESENTATION
MAY 9, 2016



WE EXIST TO MAKE THE WORLD SOUND BETTER.

dts®
LISTEN